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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1933

                               SEPTEMBER 13, 2002
                Date of Report (Date of earliest event reported)

                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                            001-12068                           38-2513957
  (State or other jurisdiction of          (Commission file number)                (I.R.S. Employer
   incorporation or organization)                                                 Identification No.)


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                  47659 HALYARD DRIVE, PLYMOUTH, MICHIGAN 48170
                    (Address of principal executive offices)

                                 (734) 207-6200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibits 99.1 and 99.2 is Metaldyne Corporation's financial statements and related notes for the fiscal year ended December 31, 2001 and period ended June 30, 2002, updated to include supplemental disclosure of 1) guarantor financial information for the subsidiaries of Metaldyne
Corporation (collectively the "Subsidiary Guarantors") that have guaranteed
Metaldyne's 11% Senior Subordinated Notes due 2012 and 2) transitional disclosures with respect to goodwill amortization as set forth in paragraph 61 of statement of Financial Accounting Standards No. 142 "Goodwill and Other
Intangible Assets."


ITEM 7.  EXHIBITS

         (c) Exhibits. The following exhibits are filed herewith:

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
       Exhibit No.          Description

           99.1             Metaldyne Corporation Audited Consolidated Financial Statements as of December 31,
                            2001.

           99.2             Metaldyne Corporation Unaudited Consolidated Condensed Financial Statements as of
                            June 30, 2002.

           99.3             Consent of Independent Accountants.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 13, 2002

                                     METALDYNE CORPORATION

                                     By:  /s/ William M. Lowe, Jr.
                                          -------------------------------
                                          Name: William M. Lowe, Jr.
                                          Title: Executive Vice President
                                                 and Chief Financial Officer












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                                  EXHIBIT INDEX



       Exhibit No.     Description

           99.1        Metaldyne Corporation Audited Consolidated Financial
                       Statements as of December 31, 2001.

           99.2        Metaldyne Corporation Unaudited Consolidated Condensed
                       Financial Statements as of June 30, 2002.

           99.3        Consent of Independent Accountants.